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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                          FORM 8-KA/AMENDMENT NO. 1


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)                  March 13, 1995

                         Thor Energy Resources, Inc.
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            (Exact name of registrant as specified in its charter)


          Delaware                      1-7191                  59-1232278
     ------------------          -------------------       ---------------------
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation                File Number)           Identification No.)


719 West Front St.          Tyler, Texas                        75702
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code                (903) 533-9111






                               Page 1 of 7 pages.


                      Index to Exhibits appears on page 5.

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


         On March 13, 1995, Thor Energy Resources, Inc. (the "Company") dismissed Hein & Associates ("Hein") as the Company's principal independent accountant and Weaver and Tidwell was engaged (subject to the approval of the United States Bankruptcy Court for the Eastern District of Texas (the "Bankruptcy Court")) to replace Hein as the principal independent accountant for the Company. The decision to change accountants was recommended by the Company's Audit Committee following a review of potential auditors for the 1995 fiscal year and the status of the Company's litigation and was approved by the Company's Board of Directors.


         The Hein reports on the financial statements of the Company for the past two fiscal years did not contain any adverse opinion or disclaimer of opinion, nor were such opinions modified as to uncertainty, audit scope or accounting principles, except that Hein's report on the Company's audited financial statements for the year ended January 31, 1994, was modified with a note stating that there was uncertainty as to the outcome of certain litigation brought against the Company by a former officer and director. See "Item 5. Other Events."

         There were no disagreements with Hein on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the Hein's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report. Hein has not advised the Company that (i) internal controls necessary to develop reliable financial statements did not exist, (ii) information had come to the attention of Hein that made them unwilling to rely on management's representations, or unwilling to be associated with the financial statements prepared by management or (iii) the scope of the audit should have been expanded significantly, or information had come to Hein's attention that it concluded would, or if further investigated might have, materially impacted the fairness or reliability of a previously issued audit report or the underlying financial statements or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent audited financial statements (including information that might have precluded the issuance of an unqualified audit report) and the issue was not resolved to Hein's satisfaction prior to its resignation or dismissal.

         The Company has not consulted Weaver and Tidwell regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements and neither written or oral advice was provided by Weaver and Tidwell that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue. Additionally, the Company has not consulted Weaver and Tidwell with regard to the litigation described above. The engagement is subject to Bankruptcy Court approval.


ITEM 5.  OTHER EVENTS



Not Amended.






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ITEM 7(C).  EXHIBITS

         Exhibit 16.1 Letter to the Company from Hein + Associates dated March 16, 1995.(1)


         Exhibit 16.1(a) Letter to the Company from Hein + Associates dated March 28, 1995.(2)


         Exhibit 99.1 Order on Motion to Approve Compromise and Settlement of Advisory Proceeding.(1)


(1)  Previously filed with Form 8-K Current Report dated March 13, 1995.



(2)  Filed herewith.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THOR ENERGY RESOURCES, INC.




Date:  March 29, 1995                       By:/s/ David M. Fender

                                               -------------------------------
                                                   David M. Fender,
                                                   President and
                                                   Chief Executive Officer





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                                 EXHIBIT INDEX


               Exhibit No.                             Description                             Sequentially
               -----------                             -----------                             ------------
                                                                                                 Numbered
                                                                                                 --------
                                                                                                   Page
                                                                                                   ----
                  16.1         Letter to the Company from Hein + Associates dated March
                               16, 1995.(1)

                 16.1(a)       Letter to the Company from Hein + Associates dated March             6
                               28, 1995.(2)
                  99.1         Order on Motion to Approve Compromise and Settlement of
                               Advisory Proceeding(1)
----------



(1)  Previously filed Form 8-K Current Report dated March 13, 1995.



(2)  Filed herewith.






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